Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ken MacAlpine, Chief Executive Officer and Chief Financial Officer of Sombrio Capital Corp. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report on Form 10-K, as amended by Amendment No. 1, of the Company for the year ended October 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 6, 2010	By:	/s/ Ken MacAlpine
Ken MacAlpine
President, Secretary, Treasurer, Chief Executive
Officer and Chief Financial Officer
(Principal Executive Officer, Principal
Accounting Officer and Principal Financial Officer)